Financial Derivatives - FINANCIAL DERIVATIVES	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure
FINANCIAL DERIVATIVES

Farmer Mac enters into financial derivative transactions principally to protect against risk from the effects of market price or interest rate movements on the value of certain assets, future cash flows, or debt issuance, not for trading or speculative purposes.  Farmer Mac enters into interest rate swap contracts to adjust the characteristics of its short-term debt to match more closely the cash flow and duration characteristics of its longer-term loans and other assets, and also to adjust the characteristics of its long-term debt to match more closely the cash flow and duration characteristics of its short-term assets, thereby reducing interest rate risk and often times deriving an overall lower effective cost of borrowing than would otherwise be available to Farmer Mac in the conventional debt market.  Certain financial derivatives are designated as fair value hedges of fixed rate assets classified as available-for-sale to protect against fair value changes in the assets related to a benchmark interest rate (i.e., LIBOR). Other financial derivatives are designated as cash flow hedges to mitigate the volatility of future interest rate payments on floating rate debt.

Farmer Mac manages the interest rate risk related to loans it has committed to acquire, but has not yet permanently funded, through the use of forward sale contracts on the debt of other government-sponsored enterprises ("GSEs") and futures contracts involving U.S. Treasury securities. Farmer Mac uses forward sale contracts on GSE securities to reduce its interest rate exposure to changes in both U.S. Treasury rates and spreads on Farmer Mac debt.  The notional amounts of these contracts are determined based on a duration-matched hedge ratio between the hedged item and the hedge instrument. Gains or losses generated by these hedge transactions are expected to offset changes in funding costs.

All financial derivatives are recorded on the balance sheet at fair value as a freestanding asset or liability. Changes in the fair values of financial derivatives not designated as cash flow hedges are reported in "Gains/(losses) on financial derivatives and hedging activities" in the consolidated statements of operations. For financial derivatives designated in fair value hedging relationships, changes in the fair values of the hedged items related to the risk being hedged are also reported in "Gains/(losses) on financial derivatives and hedging activities" in the consolidated statements of operations. For financial derivatives designated in cash flow hedging relationships, the effective portion of the derivative gain/loss is recorded in other comprehensive income; amounts are disclosed as a reclassification out of OCI when the hedged transaction affects earnings. Any ineffective portion of designated hedge transactions is recognized immediately in"Gains/(losses) on financial derivatives and hedging activities" in the consolidated statements of operations.

Market Risk:

Market risk is the risk of an adverse effect resulting from changes in interest rates or spreads on the value of a financial instrument.  Farmer Mac manages market risk associated with financial derivatives by establishing and monitoring limits as to the degree of risk that may be undertaken.  This risk is periodically measured as part of Farmer Mac's overall risk monitoring processes, which include market value of equity measurements, net interest income modeling, and other measures.

Credit Risk:

Credit risk is the risk that a counterparty will fail to perform according to the terms of a financial derivative contract in which Farmer Mac has an unrealized gain.  Credit losses could occur in the event of non-performance by counterparties to these contracts. Non-exchange traded derivatives expose Farmer Mac to institutional credit risk to individual counterparties because transactions are executed and settled between Farmer Mac and each counterparty, exposing Farmer Mac to potential losses if a counterparty fails to meet its obligations. Farmer Mac mitigates this counterparty credit risk by contracting only with counterparties that have investment grade credit ratings, establishing and maintaining collateral requirements based upon credit ratings, and entering into netting agreements.  Netting agreements provide for the calculation of the net amount of all receivables and payables under all transactions covered by the netting agreement between Farmer Mac and a single counterparty.   Farmer Mac's exposure to credit risk related to its financial derivatives is represented by those counterparties for which Farmer Mac has a net receivable, including the effect of any netting arrangements.  As of December 31, 2013 and 2012, Farmer Mac's credit exposure to interest rate swap counterparties, excluding netting arrangements and any adjustment for nonperformance risk, but including accrued interest, was $25.1 million and $37.1 million, respectively; however, including netting arrangements and accrued interest, Farmer Mac's credit exposure was $3.3 million and $2.4 million as of December 31, 2013 and 2012, respectively. As of December 31, 2013 and 2012, Farmer Mac held no cash and $1.7 million, respectively, as collateral for its derivatives in net asset positions, resulting in uncollateralized net asset positions of $3.0 million and $0.8 million, respectively. Farmer Mac records cash held as collateral as an increase in the balance of cash and cash equivalents and an increase in the balance of accounts payable and accrued expenses.

In the normal course of business, Farmer Mac and its counterparties enforce the collateral requirements contained in the related derivative contracts.  Under these collateral requirements, the amount of collateral posted is typically based on the net fair value of all derivative contracts with the counterparty, i.e., derivative assets net of derivative liabilities at the counterparty level.  If Farmer Mac were to default under a derivative contract (such as the failure to pay amounts when due, any other material breach of the agreement that remains unremedied, a material default under another of Farmer Mac's credit agreements, or bankruptcy, insolvency or receivership), the related counterparty could request payment or full collateralization on the derivative contract. In addition, if Farmer Mac ceases to be a federally chartered instrumentality of the United States, the related counterparty could request full collateralization on the derivative contract.  As of December 31, 2013 and 2012, the fair value of Farmer Mac's derivatives in a net liability position including accrued interest but excluding netting arrangements and any adjustment for nonperformance risk, was $92.0 million and $168.0 million, respectively; however, including netting arrangements and accrued interest, the fair value of Farmer Mac's derivatives in a net liability position at the counterparty level, was $74.8 million and $135.8 million as of December 31, 2013 and 2012, respectively.  Farmer Mac posted cash of $9.8 million and investment securities with a fair value of $1.5 million as of December 31, 2013 and posted cash of $60.3 million as of December 31, 2012 as collateral for its derivatives in net liability positions.  Farmer Mac records posted cash as a reduction in the outstanding balance of cash and cash equivalents and an increase in the balance of prepaid expenses and other assets. The investment securities posted as collateral are included in the investment securities balances on the consolidated balance sheets.  If Farmer Mac had breached certain provisions of the derivative contracts as of December 31, 2013 and 2012, it could have been required to settle its obligations under the agreements or post additional collateral of $63.5 million and $75.5 million, respectively. As of December 31, 2013 and 2012, there were no financial derivatives in a net payable position where Farmer Mac was required to pledge collateral which the counterparty had the right to sell or repledge.

Effective in second quarter 2013, Farmer Mac expanded its use of centrally-cleared derivatives by clearing through a clearinghouse certain interest rate swaps. Farmer Mac posts initial and variation margin to the clearinghouses through which centrally-cleared derivatives and futures contracts are traded. These collateral postings expose Farmer Mac to institutional credit risk in the event that either the clearinghouse or the futures commission merchant that Farmer Mac uses to post collateral to the clearinghouse fails to meet its obligations. Conversely, the use of centrally-cleared derivatives mitigates Farmer Mac's credit risk to individual counterparties because clearinghouses assume the credit risk among counterparties in centrally-cleared derivatives transactions. Of the $6.6 billion notional amount of interest rate swaps outstanding as of December 31, 2013, $2.3 billion were cleared through swap clearinghouses.

Interest Rate Risk:

Farmer Mac uses financial derivatives to manage its interest rate risk exposure by effectively modifying the interest rate reset or maturity characteristics of certain assets and liabilities and by locking in the rates for certain forecasted issuances of liabilities.  The primary financial derivatives Farmer Mac uses include interest rate swaps and forward sale contracts.  Farmer Mac uses interest rate swaps to assume fixed rate interest payments in exchange for floating rate interest payments and vice versa.  Depending on the economic hedging relationship, the effects of these agreements are (a) the conversion of long-term fixed rate assets to shorter-term floating rate assets, (b) the conversion of variable rate liabilities to longer-term fixed rate liabilities, or (c) the reduction of the variability of future changes in interest rates on forecasted issuances of liabilities.  The contractual amounts (net interest settlements) due under these agreements that are not designated in hedging relationships are recorded as "Gains/(losses) on financial derivatives and hedging activities" in the consolidated statements of operations.

The following tables summarize information related to Farmer Mac's financial derivatives on a gross basis without giving consideration to master netting arrangements as of December 31, 2013 and December 31, 2012 and the effects of financial derivatives on the consolidated statements of operations for the years ended December 31, 2013 and 2012:

Table 6.1

	December 31, 2013
		Fair Value		Weighted- Average Pay Rate	Weighted- Average Receive Rate	Weighted- Average Forward Price	Weighted- Average Remaining Life (in years)
	Notional Amount	Asset	(Liability)
	(dollars in thousands)
Fair value hedges:
Interest rate swaps:
Pay fixed non-callable	$900,000	$—	$(28,989)	2.25%	0.24%		3.25
Cash flow hedges:
Interest rate swaps:
Pay fixed non-callable	$10,000	$68	$—	2.50%	0.48%		6.95
No hedge designation:
Interest rate swaps:
Pay fixed non-callable	806,596	7,570	(45,360)	4.63%	0.24%		4.86
Receive fixed non-callable	4,324,663	11,836	(262)	0.27%	0.70%		0.53
Receive fixed callable	175,000	83	(934)	0.10%	0.65%		3.30
Basis swaps	404,288	276	(318)	0.32%	0.29%		1.52
Agency forwards	65,704	86	—			98.91
Treasury futures	5,600	—	(1)			123.02
Credit valuation adjustment		(201)	156
Total financial derivatives	$6,691,851	$19,718	$(75,708)
Collateral (received)/pledged		—	9,844
Net amount		$19,718	$(65,864)

	December 31, 2012
		Fair Value		Weighted- Average Pay Rate	Weighted- Average Receive Rate	Weighted- Average Forward Price	Weighted- Average Remaining Life (in years)
	Notional Amount	Asset	(Liability)
	(dollars in thousands)
Fair value hedges:
Interest rate swaps:
Pay fixed non-callable	$950,000	$—	$(58,758)	2.20%	0.31%		4.07
No hedge designation:
Interest rate swaps:
Pay fixed non-callable	805,622	357	(91,205)	4.83%	0.32%		4.14
Receive fixed non-callable	4,135,149	30,338	(211)	0.33%	0.85%		0.74
Receive fixed callable	245,000	6	(238)	0.15%	0.55%		3.89
Basis swaps	609,262	499	(784)	0.43%	0.36%		1.29
Agency forwards	59,035	—	(58)			101.22
Treasury futures	11,200	—	(12)			129.77
Credit valuation adjustment		(27)	584
Total financial derivatives	$6,815,268	$31,173	$(150,682)
Collateral (received)/pledged		(1,650)	60,311
Net amount		$29,523	$(90,371)

Table 6.2

	Gains/(Losses) on Financial Derivatives and Hedging Activities
	For the Year Ended December 31,
	2013	2012	2011
	(in thousands)
Fair value hedges:
Interest rate swaps (1)	$29,538	$(404)	$—
Hedged items	(18,230)	6,388	—
Gains on hedging activities	11,308	5,984	—
No hedge designation:
Interest rate swaps	21,355	(24,763)	(86,402)
Agency forwards	(1,002)	(828)	(5,710)
Treasury futures	103	(129)	(513)
Credit default swaps	—	(93)	(20)
Gains/(losses) on financial derivatives not designated in hedging relationships	20,456	(25,813)	(92,645)
Gains/(losses) on financial derivatives and hedging activities	$31,764	$(19,829)	$(92,645)

(1)
Included in the assessment of hedge effectiveness at December 31, 2013, but excluded from the amounts in the table, were losses of $11.8 million for the year ended December 31, 2013, attributable to the fair value of the swaps at the inception of the hedging relationship. Accordingly, the amounts recognized as hedge ineffectiveness for the year ended December 31, 2013 were gains of $0.5 million. The comparable amounts at December 31, 2012 were losses of $6.1 million for the year ended December 31, 2012 attributable to the fair value of the swaps at the inception of the hedging relationship and, accordingly, gains of $0.1 million for the the year ended December 31, 2012 attributable to hedge ineffectiveness.

As of December 31, 2013, Farmer Mac had outstanding basis swaps with Zions First National Bank, a related party, with a total notional amount of $29.3 million and a fair value of $(0.2) million, compared to $49.3 million and $(0.7) million, respectively, as of December 31, 2012.  Under the terms of those basis swaps, Farmer Mac pays Constant Maturity Treasury-based rates and receives LIBOR.  Those swaps hedge most of the interest rate basis risk related to loans Farmer Mac purchases that pay a Constant Maturity Treasury-based rate and the discount notes Farmer Mac issues to fund the loan purchases.  The pricing of discount notes is closely correlated to LIBOR rates.  Farmer Mac recorded unrealized gains on those outstanding basis swaps for the years ended December 31, 2013, 2012, and 2011 of $0.5 million, $0.6 million, and $2.1 million, respectively.